Exhibit 99.1	Quarterly Segment Reporting
UTi Worldwide Inc.
Segment Reporting
(in thousands)

	Three months ended
	April 30,
	2006	2005
Gross revenues:
Airfreight forwarding	$307,570	$278,280
Ocean freight forwarding	206,533	186,635
Customs brokerage	19,805	20,308
Contract logistics	109,161	86,688
Distribution	77,796	15,548
Other	52,835	42,734

Total gross revenues	$773,700	$630,193

Net revenues:
Airfreight forwarding	$74,889	$70,529
Ocean freight forwarding	31,529	25,584
Customs brokerage	19,159	19,563
Contract logistics	93,093	73,206
Distribution	29,018	11,947
Other	23,940	20,369

Total net revenue	$271,628	$221,198

	Three months ended
	July 31,
	2006	2005
Gross revenues:
Airfreight forwarding	$341,532	$300,786
Ocean freight forwarding	234,216	201,988
Customs brokerage	22,019	20,136
Contract logistics	114,684	102,118
Distribution	124,554	15,042
Other	53,068	46,162

Total gross revenues	$890,073	$686,232

Net revenues:
Airfreight forwarding	$81,485	$71,946
Ocean freight forwarding	36,281	29,288
Customs brokerage	21,636	19,439
Contract logistics	101,499	87,166
Distribution	40,952	11,876
Other	23,558	18,550

Total net revenue	$305,411	$238,265

Exhibit 99.1	Quarterly Segment Reporting

	Three months ended
	October 31,
	2006	2005
Gross revenues:
Airfreight forwarding	$374,406	$322,734
Ocean freight forwarding	244,044	220,436
Customs brokerage	22,147	20,746
Contract logistics	119,946	111,053
Distribution	127,346	17,142
Other	58,432	48,835

Total gross revenues	$946,321	$740,946

Net revenues:
Airfreight forwarding	$87,045	$74,509
Ocean freight forwarding	39,815	31,068
Customs brokerage	21,509	20,163
Contract logistics	102,136	94,377
Distribution	41,439	13,411
Other	24,286	19,699

Total net revenue	$316,230	$253,227

	Three months ended
	January 31,
	2006	2005
Gross revenues:
Airfreight forwarding	$357,741	$312,187
Ocean freight forwarding	252,766	217,020
Customs brokerage	22,438	19,770
Contract logistics	133,516	108,992
Distribution	114,134	16,869
Other	70,676	53,366

Total gross revenues	$951,271	$728,204

Net revenues:
Airfreight forwarding	$86,163	$74,009
Ocean freight forwarding	38,946	32,406
Customs brokerage	21,831	19,338
Contract logistics	113,913	91,471
Distribution	38,852	12,953
Other	31,486	23,537

Total net revenue	$331,191	$253,714

Exhibit 99.1	Quarterly Segment Reporting

UTi Worldwide Inc.
Segment Reporting
(in thousands)

	Three months ended April 30, 2006
			Americas
			Contract
		Americas	Logistics				Global
		Freight	and	Asia	Greater		Specialized
	EMENA	Forwarding	Distribution	Pacific	China	Africa	Solutions	Corporate	Total
Gross revenue	$184,093	$113,755	$127,060	$101,749	$105,931	$121,837	$19,275	$—	$773,700

Net revenue	$54,329	$34,682	$80,814	$18,880	$16,757	$51,782	$14,384	$—	$271,628
Staff costs	28,863	21,776	48,670	8,736	6,196	24,218	5,900	3,524	147,883
Depreciation and amortization	1,408	538	2,067	417	418	1,738	346	504	7,436
Amortization of intangible assets	—	—	1,553	—	115	—	183	—	1,851
Other operating expenses	16,107	9,783	22,172	4,377	4,654	19,738	4,648	2,997	84,476

Operating income/(loss)	$7,951	$2,585	$6,352	$5,350	$5,374	$6,088	$3,307	$(7,025)	29,982

Interest expense, net									(2,867)
Gains on foreign exchange									185

Pretax income									27,300
Provision for income taxes									7,094

Income before minority interests									$20,206

Exhibit 99.1	Quarterly Segment Reporting

	Three months ended April 30, 2005
			Americas
			Contract
		Americas	Logistics				Global
		Freight	and	Asia	Greater		Specialized
	EMENA	Forwarding	Distribution	Pacific	China	Africa	Solutions	Corporate	Total
Gross revenue	$161,983	$106,763	$50,015	$89,257	$92,457	$113,358	$16,360	$—	$630,193

Net revenue	$49,628	$31,954	$48,470	$16,796	$11,931	$49,719	$12,700	$—	$221,198
Staff costs	27,148	19,098	27,433	8,013	4,448	22,487	4,880	2,251	115,758
Depreciation and amortization	1,415	498	618	432	261	1,598	387	495	5,704
Amortization of intangible assets	—	—	956	—	—	—	186	—	1,142
Other operating expenses	13,462	9,174	15,525	5,485	1,776	19,430	4,443	2,181	71,476

Operating income/(loss)	$7,603	$3,184	$3,938	$2,866	$5,446	$6,204	$2,804	$(4,927)	27,118

Interest expense, net									(723)
Gains on foreign exchange									74

Pretax income									26,469
Provision for income taxes									7,866

Income before minority interests									$18,603

Exhibit 99.1	Quarterly Segment Reporting

	Three months ended July 31, 2006
			Americas
			Contract
		Americas	Logistics				Global
		Freight	and	Asia	Greater		Specialized
	EMENA	Forwarding	Distribution	Pacific	China	Africa	Solutions	Corporate	Total
Gross revenue	$215,863	$124,517	$175,462	$106,370	$123,579	$130,195	$14,087	$—	$890,073

Net revenue	$63,942	$38,587	$95,025	$19,806	$18,897	$53,717	$15,437	$—	$305,411
Staff costs	24,430	23,190	53,740	9,934	6,527	23,295	6,179	3,051	150,346
Depreciation and amortization	1,611	537	2,185	418	440	1,794	289	511	7,785
Amortization of intangible assets	—	—	1,915	—	114	—	163	—	2,192
Other operating expenses	17,829	9,987	28,961	4,745	4,975	18,946	5,094	4,053	94,590

Operating income/(loss)	$20,072	$4,873	$8,224	$4,709	$6,841	$9,682	$3,712	$(7,615)	50,498

Interest expense, net									(3,686)
Losses on foreign exchange									(253)

Pretax income									46,559
Provision for income taxes									10,602

Income before minority interests									$35,957

Exhibit 99.1	Quarterly Segment Reporting

	Three months ended July 31, 2005
			Americas
			Contract
		Americas	Logistics				Global
		Freight	and	Asia	Greater		Specialized
	EMENA	Forwarding	Distribution	Pacific	China	Africa	Solutions	Corporate	Total
Gross revenue	$179,212	$110,743	$60,429	$93,681	$113,725	$111,652	$16,790	$—	$686,232

Net revenue	$52,280	$32,588	$59,468	$18,603	$15,473	$46,884	$12,969	$—	$238,265
Staff costs	38,902	19,666	35,806	8,669	5,469	20,837	4,650	2,774	136,773
Depreciation and amortization	1,411	519	607	435	337	1,561	306	443	5,619
Amortization of intangible assets	—	—	735	—	78	—	169	—	982
Other operating expenses	14,308	9,801	15,911	5,311	2,841	17,597	3,924	2,633	72,326

Operating (loss)/income	$(2,341)	$2,602	$6,409	$4,188	$6,748	$6,889	$3,920	$(5,850)	22,565

Interest expense, net									(695)
Losses on foreign exchange									(536)

Pretax income									21,334
Provision for income taxes									9,746

Income before minority interests									$11,588

Exhibit 99.1	Quarterly Segment Reporting

	Three months ended October 31, 2006
			Americas
			Contract
		Americas	Logistics				Global
		Freight	and	Asia	Greater		Specialized
	EMENA	Forwarding	Distribution	Pacific	China	Africa	Solutions	Corporate	Total
Gross revenue	$221,488	$141,157	$179,616	$106,947	$154,698	$126,774	$15,641	$—	$946,321

Net revenue	$66,440	$40,361	$97,008	$21,620	$22,435	$54,751	$13,615	$—	$316,230
Staff costs	37,723	22,691	53,597	9,593	6,046	24,000	5,669	3,556	162,875
Depreciation and amortization	1,624	608	2,223	468	520	2,077	291	528	8,339
Amortization of intangible assets	—	—	1,788	—	111	—	150	—	2,049
Other operating expenses	17,349	12,901	29,034	4,811	5,179	21,036	3,901	3,425	97,636

Operating income/(loss)	$9,744	$4,161	$10,366	$6,748	$10,579	$7,638	$3,604	$(7,509)	45,331

Interest expense, net									(4,042)
Gains on foreign exchange									276

Pretax income									41,565
Provision for income taxes									10,153

Income before minority interests									$31,412

Exhibit 99.1	Quarterly Segment Reporting

	Three months ended October 31, 2005
			Americas
			Contract
		Americas	Logistics				Global
		Freight	and	Asia	Greater		Specialized
	EMENA	Forwarding	Distribution	Pacific	China	Africa	Solutions	Corporate	Total
Gross revenue	$171,446	$120,718	$66,015	$102,912	$137,809	$124,594	$17,452	$—	$740,946

Net revenue	$51,403	$35,212	$64,848	$19,094	$18,566	$50,755	$13,349	$—	$253,227
Staff costs	37,067	20,742	39,076	9,148	6,334	22,400	5,002	3,396	143,165
Depreciation and amortization	1,424	569	725	474	375	1,633	391	383	5,974
Amortization of intangible assets	—	—	952	—	114	—	172	—	1,238
Other operating expenses	12,924	10,235	17,454	4,391	4,245	16,613	3,726	1,718	71,306

Operating income/(loss)	$(12)	$3,666	$6,641	$5,081	$7,498	$10,109	$4,058	$(5,497)	31,544

Interest expense, net									(1,580)
Gains on foreign exchange									246

Pretax income									30,210
Provision for income taxes									11,664

Income before minority interests									$18,546

Exhibit 99.1	Quarterly Segment Reporting

	Three months ended January 31, 2007
			Americas
			Contract
		Americas	Logistics				Global
		Freight	and	Asia	Greater		Specialized
	EMENA	Forwarding	Distribution	Pacific	China	Africa	Solutions	Corporate	Total
Gross revenue	$228,688	$137,429	$178,329	$105,866	$146,249	$138,664	$16,046	$—	$951,271

Net revenue	$75,026	$39,305	$105,436	$22,037	$18,295	$57,051	$14,041	$—	$331,191
Staff costs	42,465	23,823	60,613	10,536	8,572	24,584	6,964	4,301	181,858
Depreciation and amortization	1,811	628	4,230	480	566	1,155	395	597	9,862
Amortization of intangible assets	—	—	1,643	—	113	—	157	—	1,913
Other operating expenses	19,949	11,173	31,760	5,154	5,511	22,261	5,272	3,694	104,774

Operating income/(loss)	$10,801	$3,681	$7,190	$5,867	$3,533	$9,051	$1,253	$(8,592)	32,784

Interest expense, net									(4,560)
Losses on foreign exchange									227

Pretax income									28,451
Provision for income taxes									4,256

Income before minority interests									$24,195

Exhibit 99.1	Quarterly Segment Reporting

	Three months ended January 31, 2006
			Americas
			Contract
		Americas	Logistics				Global
		Freight	and	Asia	Greater		Specialized
	EMENA	Forwarding	Distribution	Pacific	China	Africa	Solutions	Corporate	Total
Gross revenue	$181,020	$116,590	$66,949	$93,230	$131,646	$122,114	$16,655	$—	$728,204

Net revenue	$55,854	$35,627	$65,692	$19,052	$16,843	$48,175	$12,471	$—	$253,714
Staff costs	41,757	21,662	41,396	8,586	6,943	22,876	5,181	3,136	151,537
Depreciation and amortization	1,468	544	832	456	392	1,490	100	473	5,755
Amortization of intangible assets	—	—	1,428	—	114	—	178	—	1,720
Other operating expenses	14,731	10,071	19,134	4,158	4,394	15,410	4,243	5,020	77,161

Operating income/(loss)	$(2,102)	$3,350	$2,902	$5,852	$5,000	$8,399	$2,769	$(8,629)	17,541

Interest expense, net									(871)
Gains on foreign exchange									(87)

Pretax income									16,583
Provision for income taxes									5,909

Income before minority interests									$10,674